                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT ACCOUNTS

     We consent to the incorporation by reference in the Registration Statement on Form S-3 pertaining to the 1996 Omnibus Stock Plan of Pacific Research & Engineering Corporation for the year ended December 31, 1998 dated March 18, 1999 included in its annual report of Form 10-KSB filed with the Securities and Exchange Commission.

HARLAN & BOETTGER, LLP

San Diego, California
April 14, 1999